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                                                                    EXHIBIT 10.9

                              GUARANTY AGREEMENT
                              ------------------

     This GUARANTY AGREEMENT (this "Guaranty") is made and entered into as of January 2, 1998, by AEI HOLDING COMPANY, INC., a Delaware corporation ("Guarantor"), for the benefit of ADDINGTON ENTERPRISES, INC., a Kentucky corporation ("AEI"). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Agreement (as defined below).

                                   RECITALS
                                   --------

     A. Guarantor owns 100% of the issued and outstanding stock of Mining Technologies, Inc., a Kentucky corporation ("MTI").

     B. AEI and MTI entered into an Asset Purchase Agreement, dated December 18, 1997 (the "Agreement"), whereby MTI purchased certain assets of AEI.

     C. AEI, as a condition to consummating the transactions contemplated in the Agreement and the Other Agreements, required that Guarantor execute and deliver this Guaranty to AEI.

     NOW, THEREFORE, in consideration of, and in order to induce AEI to enter into, the Agreement and the Other Agreements, and as security for the performance of the obligations of MTI under the Agreement and the Other Agreements, Guarantor covenants and agrees as follows:

                             TERMS AND CONDITIONS
                             --------------------

     1.   Guarantee.  Guarantor, intending to be bound as an accommodation party
          ---------
for MTI, absolutely and unconditionally guarantees to AEI, its successors, transferees and assigns the following obligations and liabilities of MTI (collectively, the "Guaranteed Obligations"): (a) the assumption of the Assumed Liabilities at the Closing as contemplated by Section 2.4 of the Agreement; (b) the payment of the sales and other transfer Taxes, as contemplated by Sections
2.5 and 2.6 of the Agreement; (c) the indemnity obligations contained in Section
10.3 of the Agreement; and (d) the due and punctual performance and observance by MTI of all other terms, covenants and conditions of the Agreement and the Other Agreements.

     2.   Guaranty of Payment.  This is a guaranty of payment and performance,
          -------------------
and not of collection, and the terms, covenants and conditions of this Guaranty and the obligations of Guarantor hereunder shall be continuing, absolute and unconditional under any and all circumstances and shall be performed by Guarantor without regard to (a) the validity, regularity or enforceability of the Agreement and the Other Agreements or rights of offset with respect thereto at any time or from time to time held by AEI, (b) any defense, offset or counterclaim that may at any time be available to or be asserted by MTI against AEI and which constitutes or might be construed to constitute, an
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equitable or legal discharge of MTI from the Agreement or the Other Agreements or Guarantor under this Guaranty, in bankruptcy or in any other instance, (c) any law, regulation or decree, now existing or hereafter in effect, that might in any manner affect any of the terms, covenants and conditions of the Agreement or the Other Agreements or the rights, powers or remedies of AEI hereunder or thereunder as against MTI or that might cause or permit to be invoked any alteration in the time, amount or manner of payment or performance of the Agreement, or (d) the election of AEI to proceed hereunder by separate legal action with respect to each default by MTI. It being the purpose and intent that the terms, covenants and conditions of this Guaranty and the obligations and liabilities of Guarantor hereunder shall be continuing, absolute and unconditional under any and all circumstances, and shall not be discharged except by payment and performance as provided herein. Guarantor expressly acknowledges that AEI is relying on the guarantee by Guarantor embodied in this Guaranty in incurring obligations from MTI, and Guarantor acknowledges and agrees that said guarantee and the obligations of Guarantor under this Guaranty shall continue in full force and effect and shall in no way be impaired by any transfer by MTI of any interest in the Agreement or the Other Agreements which may be permitted under the Agreement or the Other Agreements.

     3.   Incorporation of the Agreement and the Other Agreements.  The
          -------------------------------------------------------
Agreement and the Other Agreements are made a part of this Guaranty by this reference thereto with the same force and effect as if they were each fully set forth herein.

     4.   Consent of Guarantor.  Guarantor agrees that  the terms, covenants and
          --------------------
conditions contained in the Agreement and the Other Agreements may be altered, extended, changed, modified or released by the Parties to the Agreement without in any manner affecting this Guaranty or releasing Guarantor herefrom.

     5.   Cumulative Remedies.  All remedies afforded to AEI by reason of this
          -------------------
Guaranty (a) are separate and cumulative remedies and no one of such remedies shall be deemed to be exclusive of any one of the other remedies available to AEI, and (b) shall in no way limit or prejudice any other legal or equitable remedies which AEI may possess.

     6.   Guarantor Not Released.  Until each and every term, covenant and
          ----------------------
condition of this Guaranty is fully performed, Guarantor shall not be released by (i) any act or thing which might, but for this Paragraph 6, be deemed a legal or equitable discharge of the surety, (ii) reason of any waiver, extension, modification, forbearance or delay of AEI, (iii) AEI's failure to proceed promptly or otherwise, or (iv) reason of any further obligation or agreement between MTI and AEI relating to the Agreement or the Other Agreements or to any of the terms, covenants and conditions contained therein. Guarantor expressly waives and surrenders any defense based upon any of the foregoing acts, extensions, modifications, agreements, waivers or any of them.

     7.   Waivers and Agreements.  Guarantor hereby unconditionally:
          ----------------------

          (a) Waives any requirement that AEI first seek to enforce remedies against MTI or any other Person before seeking to enforce this Guaranty against Guarantor;

          (b) Agrees that AEI, in AEI's sole discretion, may enforce remedies against

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Guarantor pursuant to this Guaranty and not enforce similar remedies against any other guarantor with respect to the Guaranteed Obligations or vice versa. Guarantor further acknowledges that the enforcement of remedies against Guarantor in lieu of enforcing remedies against any other guarantor, or vice versa, shall not affect the validity or enforceability of AEI's rights and/or remedies under this Guaranty or any other guaranty agreement guarantying any of the Guaranteed Obligations;

          (c) Waives any requirement that AEI enforce its rights in any particular order before demanding payment from, or seeking to enforce this Guaranty against, Guarantor;

          (d) Agrees that this Guaranty shall remain in full force and effect without regard to, and shall not be affected or impaired by any invalidity, irregularity or unenforceability in whole or in part of the Agreement or the Other Agreements, or any limitation of the liability of MTI thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever;

          (e) Waives any obligation that AEI might otherwise have to marshal assets or to proceed against any particular Person or assets in any particular order; and

          (f) Waives any defenses Guarantor may have arising out of or in any way related to any or all of the following:

               (i) Any lack of diligence in connection with, or failure to foreclose or realize upon, any property, whether real or personal, tangible or intangible, now or hereafter granted to AEI as collateral security for any of
(a) the liabilities or obligations of MTI, or (b) Guarantor's liabilities or obligations hereunder, or (c) any other guarantor's liabilities or obligations under any other guaranty agreement relating to all or any part of the Guaranteed Obligations;

               (ii) The voluntary or involuntary discharge or release of any of the Guaranteed Obligations, or of any co-maker, accommodation party, surety or any other Person, including but not limited to, any other guarantor, whether voluntarily or by reason of bankruptcy, insolvency, or other laws affecting the rights of creditors generally or otherwise;

               (iii) The receipt by AEI of any provisional, invalid or refundable payment if such payment is thereafter revoked or if such payment is returned by AEI to or for the benefit of MTI, Guarantor or any other guarantor or their respective creditors;

               (iv) Any right of setoff or counterclaim against AEI which would otherwise impair AEI's rights against Guarantor or any other guarantor; and

               (v) Any change in the composition, ownership or business of MTI, Guarantor or any other guarantor.

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     8.   Indebtedness of MTI to Guarantor.
          --------------------------------

          (a)  Guarantor Cannot Collect.  Until all of the obligations of MTI
               ------------------------
under the Agreement and the Other Agreements are fully paid and complied with, Guarantor agrees that at all times from and after the date Guarantor receives any notice either of a default by MTI under the Agreement or the Other Agreements, or of any condition or event which, with notice and the passage of time, would become a default by MTI under the Agreement or the Other Agreements, then Guarantor shall not ask, demand, sue for, take or receive from MTI, by set-off or in any other manner, all or any part of any monies, principal or interest, now or hereafter owing by MTI to Guarantor, nor any security therefor unless and until Guarantor receives notice from AEI that such default, or event or condition which could result in a default is waived or cured.

          (b)  Distributions to Guarantor.  Guarantor further agrees that:  (i)
               --------------------------
in the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of MTI or the proceeds thereof to creditors of MTI or upon any indebtedness of MTI, by reason of the liquidation, dissolution or other winding up of MTI or their respective businesses; or (ii) in the event of any sale, receivership, insolvency or bankruptcy proceeding, or any assignment for the benefit of its creditors, or any proceeding by or against MTI for any relief under any bankruptcy or insolvency laws relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension; then and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all indebtedness of MTI to Guarantor, shall be paid or delivered directly to AEI for application on the indebtedness evidenced by the Agreement, due or not due, until such indebtedness is fully paid and satisfied or secured. In either such event, Guarantor irrevocably authorizes and empowers AEI to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to file claims and take such other actions, in the name of Guarantor, AEI or otherwise, as AEI may deem necessary or advisable for the enforcement of this Guaranty.

          (c)  Security to AEI.  Guarantor shall execute and deliver to AEI such
               ---------------
powers of attorney, assignment or other instruments as may be requested by AEI in order to enable AEI to enforce any and all claims upon or with respect to any or all indebtedness of MTI to Guarantor, and to collect and receive all payments or distributions which may be payable or deliverable at any time upon or with respect to any such indebtedness of MTI to Guarantor. Should any payment or distribution of security or proceeds thereof be received by Guarantor upon or with respect to any indebtedness of MTI to Guarantor after the date Guarantor receives notice of a default by MTI pursuant to the Agreement or the Other Agreements, or of an event or condition which, with notice and the passage of time, would become a default pursuant to the Agreement or the Other Agreements, then Guarantor shall forthwith deliver the same to AEI in precisely the form received (except for endorsement or assignment where necessary), for application on the indebtedness evidenced by the Agreement, and, until so delivered, the same shall be held in trust by Guarantor as property of AEI. In the event of the failure of Guarantor to make any such endorsement or assignment, then AEI, its officers or employees on behalf of Guarantor, are irrevocably authorized to make the same.

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          (d)  Restriction on Assignment.  Guarantor shall not assign or
               -------------------------
transfer, voluntarily or by operation of law, to others any claim Guarantor possesses or may possess against MTI while any of the obligations under the Agreement or the Other Agreements remain unpaid, unless such assignment or transfer is made expressly subject to this Guaranty. All notes or other evidences of indebtedness accepted by Guarantor from MTI shall contain a specific statement therein that the indebtedness evidenced thereby is subject to this Guaranty. The subordination recited herein refers to all obligations of MTI to Guarantor.

     9.   Subordination of Guarantor's Advances.  In the event that (a)
          -------------------------------------
Guarantor shall advance or become obligated to pay any obligation of MTI under the Agreement, or (b) for any reason MTI is now or shall hereafter become indebted to Guarantor, then such amount and the amount of such indebtedness shall at all times be subordinate as to lien, time of payment and in all other respects, to the amount owing to AEI under the Agreement or the Other Agreements or any right to participate in any way therein, or in the right, title or interest of AEI in the Agreement or the Other Agreements, notwithstanding any payments made by Guarantor under this Guaranty, all rights of subrogation and participation being expressly waived and released.

     10.  Benefit and Binding Effect.  This Guaranty shall (a) inure to the
          --------------------------
benefit of AEI, its legal representatives, successors and assigns, and (b) be binding upon Guarantor and Guarantor's legal representatives, successors and assigns.

     11.  Joint and Several Liability.  In the event that more than one
          ---------------------------
individual, firm, corporation, partnership or other entity executes this Guaranty on behalf of Guarantor, then the terms, covenants and conditions contained herein shall be applicable to and binding upon each signatory, jointly and severally.

     12.  Governing Law.  This Guaranty shall be governed by, and construed in
          -------------
accordance with, the laws of the Commonwealth of Kentucky, without regard to its conflict of laws rules.

     13.  Miscellaneous.
          -------------

          (a) AEI may enforce this Guaranty with respect to one or more breaches either separately or cumulatively.

          (b) This Guaranty constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written and oral agreements regarding the subject matter hereof. No change, modification, addition or termination of this Guaranty shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

          (c) If any part, term or provision of this Guaranty is unenforceable or prohibited by any law applicable to this Guaranty, the rights and obligations of the parties shall be construed and enforced with that part, term or provision limited so as to make it enforceable to the greatest extent allowed by law, or if it is totally unenforceable, as if this Guaranty did not contain that particular part, term or provision. A determination in one jurisdiction that any part, term or provision

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of this Guaranty is unenforceable or prohibited by law does not affect the validity of such part, term or provision in any other jurisdiction.

          (d) The headings in this Guaranty have been included for ease of reference only, and shall not be considered in the construction or interpretation of this Guaranty.

          (e) This Guaranty may be signed by each party hereto upon a separate copy, and in such case one counterpart of this Guaranty shall consist of enough of such copies to reflect the signature of each party.

          (f) This Guaranty may be executed by each party in multiple counterparts, each of which shall be deemed an original. It shall not be necessary in making proof of this Guaranty or its terms to account for more than one such counterpart.

          (g) GUARANTOR CONSENTS TO ONE OR MORE ACTIONS BEING INSTITUTED AND MAINTAINED IN THE FAYETTE COUNTY, KENTUCKY, CIRCUIT COURT AND/OR THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF KENTUCKY (AT AEI'S DISCRETION) TO ENFORCE THIS GUARANTY AND/OR THE AGREEMENT OR THE OTHER AGREEMENTS, AND WAIVES ANY OBJECTION TO ANY SUCH ACTION BASED UPON LACK OF PERSONAL OR SUBJECT MATTER JURISDICTION OR IMPROPER VENUE. GUARANTOR AGREES THAT ANY PROCESS OR OTHER LEGAL SUMMONS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING MAY BE SERVED BY MAILING A COPY THEREOF BY CERTIFIED MAIL, OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL, ADDRESSED TO GUARANTOR AS PROVIDED IN SECTION 13(I) BELOW OR MTI AS PROVIDED IN SECTION 12.1 OF THE AGREEMENT. GUARANTOR ALSO AGREES THAT IT SHALL NOT COMMENCE OR MAINTAIN ANY ACTION IN ANY COURT, ADMINISTRATIVE AGENCY OR OTHER TRIBUNAL OTHER THAN THE FAYETTE COUNTY, KENTUCKY, CIRCUIT COURT OR THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF KENTUCKY WITH RESPECT TO THIS GUARANTY, THE AGREEMENT OR THE OTHER AGREEMENTS, ANY OF THE TRANSACTIONS PROVIDED FOR OR CONTEMPLATED IN THE AGREEMENT OR THE OTHER AGREEMENTS, OR ANY CAUSE OF ACTION OR ALLEGED CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH ANY DEBTOR AND CREDITOR RELATIONSHIP BETWEEN OR AMONG GUARANTOR, MTI AND/OR AEI THAT MAY EXIST FROM TIME TO TIME.

          (h) Any requirement of the Uniform Commercial Code or other applicable law of reasonable notice shall be met if such notice is given at least ten (10) days before the time of sale, disposition or other event or thing giving rise to the requirement of notice.

          (i) All notices under this Guaranty ("Notices") shall be given (i) by personal delivery; (ii) by facsimile transmission; (iii) by registered or certified mail, postage prepaid, return receipt requested; or (iv) by nationally recognized overnight or other express courier services. All Notices shall be effective and shall be deemed delivered (i) if by personal delivery, on the date of

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delivery if delivered during normal business hours of the recipient, and if not delivered during such normal business hours, on the next Business Day following delivery; (ii) if by facsimile transmission or nationally-recognized overnight courier service on the next Business Day following dispatch of such facsimile or such overnight courier package; and (iii) if by mail, on the third (3rd) Business Day after dispatch thereof. Either party may change its address by Notice to the other party. All Notices under this Agreement shall be sent to the following addresses or to such substituted address as any of the parties has given to the others in writing in accordance with this Section 13(i):

               (i)  If to AEI:

                    Addington Enterprises, Inc.
                    1500 North Big Run Road
                    Ashland, Kentucky  41102
                    Attention:  Larry Addington
                    Telephone No.:  (606) 928-3433
                    Telecopier No.: (606) 928-0450

               (ii) If to Guarantor:

                    AEI Holding Company, Inc.
                    1500 North Big Run Road
                    Ashland, Kentucky  41102
                    Attention:  Donald P. Brown
                    Telephone No.:  (606) 928-3433
                    Telecopier No.: (606) 928-0450

          (j) GUARANTOR ACKNOWLEDGES THAT GUARANTOR HAS RECEIVED A COPY OF THE AGREEMENT AND THE OTHER AGREEMENTS, AS FULLY EXECUTED BY THE PARTIES THERETO. GUARANTOR REPRESENTS AND WARRANTS THAT GUARANTOR (A) HAS READ THE AGREEMENT AND THE OTHER AGREEMENTS OR HAS CAUSED SUCH DOCUMENTS TO BE EXAMINED BY GUARANTOR'S REPRESENTATIVES OR ADVISORS; (B) IS THOROUGHLY FAMILIAR WITH THE TRANSACTIONS CONTEMPLATED IN THE AGREEMENT AND THE OTHER AGREEMENTS; AND (C), TOGETHER WITH GUARANTOR'S REPRESENTATIVES OR ADVISORS, IF ANY, HAS HAD THE OPPORTUNITY TO ASK SUCH QUESTIONS TO REPRESENTATIVES OF MTI AND AEI, RESPECTIVELY, AND RECEIVE ANSWERS THERETO, CONCERNING THE TERMS AND CONDITIONS OF THE TRANSACTIONS CONTEMPLATED IN THE AGREEMENT AND THE OTHER AGREEMENTS AS GUARANTOR DEEMS NECESSARY IN CONNECTION WITH GUARANTOR'S DECISION TO ENTER INTO THIS GUARANTY.

     IN WITNESS WHEREOF, the parties have executed this Guaranty as of the date first above written.

                                   AEI HOLDING COMPANY, INC.


                                   By: /s/ Donald P. Brown

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                                   Name:  Donald P. Brown
                                   Title: President

                                   ADDINGTON ENTERPRISES, INC.


                                   By: /s/ Vic Grubb
                                   Name:  Vic Grubb
                                   Title  CFO

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